                Exhibit 99.1 Signatures of the Reporting Persons

                   TH LEE PUTNAM VENTURES, L.P.

                   By: TH Lee Putnam Fund Advisors, L.P.,
                       its general partner
                   By: TH Lee Putnam Fund Advisors, LLC,
                       its general partner

                   By: /s/ James Brown                               12/23/04
                       ---------------------------------             ----------
                       Signature of Reporting Person**               Date
                       Name:  James Brown
                       Title: Managing Director

                   TH LEE PUTNAM PARALLEL VENTURES, L.P.

                   By: TH Lee Putnam Fund Advisors, L.P.,
                       its general partner
                   By: TH Lee Putnam Fund Advisors, LLC,
                       its general partner

                   By: /s/ James Brown                               12/23/04
                       ---------------------------------             ----------
                       Signature of Reporting Person**               Date
                       Name:  James Brown
                       Title: Managing Director

                   TH LEE PUTNAM FUND ADVISORS, L.P.

                   By: TH Lee Putnam Fund Advisors, LLC,
                       its general partner

                   By: /s/ James Brown                               12/23/04
                       ---------------------------------             ----------
                       Signature of Reporting Person**               Date
                       Name:  James Brown
                       Title: Managing Director

                   TH LEE PUTNAM FUND ADVISORS, LLC

                   By: /s/ James Brown                               12/23/04
                       ---------------------------------             ----------
                       Signature of Reporting Person**               Date
                       Name:  James Brown
                       Title: Managing Director

                   CONTINUED

                   TH LEE GLOBAL INTERNET MANAGERS, L.P.

                   By: TH Lee Global Internet Advisors, LLC

                   By: /s/ James Brown                               12/23/04
                       ---------------------------------             ----------
                       Signature of Reporting Person**               Date
                       Name:  James Brown
                       Title: Managing Director

                   TH LEE GLOBAL INTERNET ADVISORS, LLC

                   By: /s/ James Brown                               12/23/04
                       ---------------------------------             ----------
                       Signature of Reporting Person**               Date
                       Name:  James Brown
                       Title: Managing Director

                   THLi COINVESTMENT PARTNERS, LLC

                   By: TH Lee Putnam Fund Advisors, L.P.,
                       its general partner
                   By: TH Lee Putnam Fund Advisors, LLC,
                       its general partner

                   By: /s/ James Brown                               12/23/04
                       ---------------------------------             ----------
                       Signature of Reporting Person**               Date
                       Name:  James Brown
                       Title: Managing Director

                   BLUESTAR I, LLC

                   By: /s/ Thomas H. Lee                             12/23/04
                       ---------------------------------             ----------
                       Signature of Reporting Person**               Date
                       Name:  Thomas H. Lee
                       Title: Managing Member


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